Exhibit 10.55c

ISSUING LENDER AGREEMENT
December 31, 2014
This Issuing Lender Agreement (this “Agreement”), dated as of December 31, 2014, is among AVIS BUDGET CAR RENTAL, LLC, a Delaware limited liability company (the “Borrower”), JPMORGAN CHASE BANK, N.A., in its capacity as an Issuing Lender (“JPM”), DEUTSCHE BANK AG NEW YORK BRANCH (“Deutsche Bank”), and JPMORGAN CHASE BANK, N.A., in its capacity as Administrative Agent (the “Administrative Agent”). Terms used but not defined in this Agreement have the meanings assigned to them in the Credit Agreement (as defined below).
Reference is made to the Third Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of October 3, 2014, among the Borrower, Avis Budget Holdings, LLC, Avis Budget Group, Inc., the Subsidiary Borrowers from time to time parties thereto, the several banks and other financial institutions or entities from time to time parties thereto (each a “Lender”), the Administrative Agent and the other agents from time to time parties thereto.
Section 1. L/C Commitment Decrease. In accordance with the definition of “L/C Commitment” set forth in Section 1.1 of the Credit Agreement, each of JPM and the Borrower hereby agrees that the L/C Commitment of JPM is hereby decreased to $817,500,000.
Section 2. L/C Commitment Increase. In accordance with the definitions of “Issuing Lender” and “L/C Commitment” set forth in Section 1.1 of the Credit Agreement, (i) each of Deutsche Bank and the Borrower hereby agrees that the L/C Commitment of Deutsche Bank is hereby increased to $165,000,000 and (ii) on the terms and conditions set forth in the Credit Agreement, Deutsche Bank hereby agrees to act as an Issuing Lender under the Credit Agreement and agrees that it, in such capacity, will be bound by and subject to and will comply with the obligations applicable to an Issuing Lender under the Credit Agreement. The parties hereto hereby agree that on and after the date hereof, each reference to an Issuing Lender in the Loan Documents shall include Deutsche Bank in its capacity as an issuer of any Letter of Credit under the Credit Agreement.
Section 3. Letters of Credit. On the terms and conditions set forth in the Credit Agreement and relying upon the representations and warranties set forth in the Credit Agreement, Deutsche Bank agrees, in its capacity as an Issuing Lender, at any time and from time to time, in accordance with the provisions of Section 3 of the Credit Agreement, to issue Letters of Credit pursuant to the procedures set forth in Section 3 of the Credit Agreement.
Section 4. Obligation to Reimburse; Payment of Fees. The Borrowers agree to pay Deutsche Bank, as an Issuing Lender, all amounts required to be paid to it under the Loan Documents, including without limitation any amounts required to be paid to Deutsche Bank, as Issuing Lender, in accordance with Sections 3.3 and 3.5 of the Credit Agreement.
Section 5. Miscellaneous. This Agreement shall not constitute, and is not intended to be, an amendment to the Credit Agreement, and all provisions of the Credit Agreement are and shall remain in full force and effect. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.
Section 6. Counterparts. This Agreement may be executed by the parties hereto in any number of separate counterparts, each of which shall be deemed to be an original, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an

Exhibit 10.55c

executed signature page of this Agreement by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

[signatures on following pages]

Exhibit 10.55c

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

AVIS BUDGET CAR RENTAL, LLC
By:	/s/ Rochelle Tarlowe
Name:	Rochelle Tarlowe
Title:	Vice President and Treasurer

Issuing Lender Agreement Signature Page

Exhibit 10.55c

JPMORGAN CHASE BANK, N.A., as Issuing Lender
By:	/s/ Richard W. Duker
Name:	Richard W. Duker
Title:	Managing Director

Issuing Lender Agreement Signature Page

Exhibit 10.55c

DEUTSCHE BANK AG NEW YORK BRANCH, as Issuing Lender
By:	/s/ Michael Winters
Name:	Michael Winters
Title:	Vice President
By:	/s/ Marcus M. Tarkington
Name:	Marcus M. Tarkington
Title:	Director

Issuing Lender Agreement Signature Page

Exhibit 10.55c

Acknowledged and Agreed:
JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Richard W. Duker
Name:	Richard W. Duker
Title:	Managing Director

Issuing Lender Agreement Signature Page